UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
Form 8-K
_________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): June 16, 2021

BEIGENE, LTD.
(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-37686	98-1209416
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
c/o Mourant Governance Services (Cayman) Limited
94 Solaris Avenue, Camana Bay
Grand Cayman KY1-1108
Cayman Islands
(Address of Principal Executive Offices) (Zip Code)
+1 (345) 949-4123
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing 13 Ordinary Shares, par value $0.0001 per share	BGNE	The NASDAQ Global Select Market
Ordinary Shares, par value $0.0001 per share*	06160	The Stock Exchange of Hong Kong Limited
*Included in connection with the registration of the American Depositary Shares with the Securities and Exchange Commission. The ordinary shares are not registered or listed for trading in the United States but are listed for trading on The Stock Exchange of Hong Kong Limited.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03. Material Modification to Rights of Security Holders.

See the disclosure set forth in Item 5.03 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 16, 2021, at the 2021 Annual General Meeting of Shareholders (the “Annual Meeting”) of BeiGene, Ltd. (the “Company”), the Company’s shareholders approved the Sixth Amended and Restated Memorandum and Articles of Association (the “Sixth Restated Articles”), which will become effective and will be filed with the Cayman Islands Registrar of Companies conditioned on and subject to the listing of the shares (the “RMB Shares”) to be traded in Renminbi (“RMB”) on the Science and Technology Innovation Board (the “STAR Market”) of the Shanghai Stock Exchange. Prior to that, the Fifth Amended and Restated Memorandum and Articles of Association shall continue to apply. The Sixth Restated Articles include the following key changes:

Transfer of Shares

To comply with the Rules Governing the Listing of Securities on the Science and Technology Innovation Board of the Shanghai Stock Exchange and other applicable PRC securities regulations, in the Sixth Restated Articles, the Company amended the existing articles such that the transfer of any shares through electronic transfer as recognized by the designated stock exchanges shall be deemed to satisfy the requirement of form of instrument of transfer under the Sixth Restated Articles.

Proceedings at General Meetings

In the Sixth Restated Articles, the Company amended the existing articles such that the Company could hold a general meeting of shareholders as a physical meeting, as a hybrid meeting or as an electronic meeting. To the extent required by the designated stock exchange rules, the Company shall facilitate shareholders of RMB Shares to attend a general meeting through an online voting platform, and such attendance by the shareholders shall be deemed to constitute presence in person at the meeting.

Exclusive Federal Forum

In the Sixth Restated Articles, the Company amended the existing articles such that unless the Company consents in writing to the selection of an alternative forum, the U.S. federal district courts shall be the sole and exclusive forum for resolving any complaints asserting a cause of actions under the U.S. Securities Act of 1933, as amended.

The Sixth Restated Articles also contain consequential changes to the amendments described above.

Additional information about the Sixth Restated Articles is included in the Company's definitive proxy statement filed with the Securities and Exchange Commission on April 30, 2021 (the “Proxy Statement”). In addition, the foregoing description of the key changes to the existing articles are qualified by reference to the Sixth Restated Articles, a copy of which is filed hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 16, 2021, the Company held its Annual Meeting. As disclosed in the Proxy Statement, there were 1,197,322,617 ordinary shares entitled to vote at the Annual Meeting as of the record date of April 19, 2021 (the “Record Date”), of which approximately 974,614,433 were held in the name of Citibank, N.A., which issues Company-sponsored American Depositary Receipts evidencing American Depositary Shares (“ADSs”), which, in turn, each represent 13 ordinary shares.

At the Annual Meeting, of the ordinary shares entitled to vote, 1,037,286,911 ordinary shares, including ordinary shares represented by ADSs, or approximately 86.6% of the outstanding ordinary shares on the Record Date, were present and voted in person or by proxy (including abstentions) for Resolutions 1 to 6 and Resolutions 9 to 17; 1,031,862,911 ordinary shares, including ordinary shares represented by ADSs, or approximately 86.2% of the outstanding ordinary shares on the Record Date, were present and voted in person or by proxy (including abstentions) for Resolutions 7 and 8. In accordance with the Company’s Fifth Amended and Restated Memorandum and Articles of Association, (a) the quorum required for a general meeting of shareholders at which an ordinary resolution is proposed consists of such shareholders present in person or by proxy who together hold shares carrying the right to at least a simple majority of all votes capable of being exercised on a poll, and (b) the quorum required for a general meeting of shareholders at which a special resolution is proposed consists of such shareholders present in person or by proxy who together hold shares carrying the right to at least a two-thirds majority of all votes capable of being exercised on a poll.

The matters set forth below were voted on by the Company’s shareholders as of the Record Date at the Annual Meeting. Detailed descriptions of these matters and the voting procedures applicable to these matters at the Annual Meeting are contained in the Proxy Statement. Set forth below are the total number of shares voted for and against each matter, as well as the total number of abstentions and broker non-votes with respect to each matter.

(1) Ordinary resolution: to re-elect Donald W. Glazer to serve as a Class II director until the 2024 annual general meeting of shareholders and until his successor is duly elected and qualified, subject to his earlier resignation or removal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
928,014,539	107,174,653	2,097,719	—

Accordingly, Donald W. Glazer was re-elected to serve as a Class II director.

(2) Ordinary resolution: to re-elect Michael Goller to serve as a Class II director until the 2024 annual general meeting of shareholders and until his successor is duly elected and qualified, subject to his earlier resignation or removal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,027,704,667	7,484,525	2,097,719	—

Accordingly, Michael Goller was re-elected to serve as a Class II director.

(3) Ordinary resolution: to re-elect Thomas Malley to serve as a Class II director until the 2024 annual general meeting of shareholders and until his successor is duly elected and qualified, subject to his earlier resignation or removal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,032,105,592	3,083,600	2,097,719	—

Accordingly, Thomas Malley was re-elected to serve as a Class II director.

(4) Ordinary resolution: to re-elect Corazon (Corsee) D. Sanders to serve as a Class II director until the 2024 annual general meeting of shareholders and until her successor is duly elected and qualified, subject to her earlier resignation or removal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,035,763,532	437,658	1,085,721	—

Accordingly, Corazon (Corsee) D. Sanders was re-elected to serve as a Class II director.

The proposals for the election of directors related solely to the election of Class II directors nominated by the Board of Directors. The terms of the following directors continued after the Annual Meeting: John V. Oyler, Timothy Chen, Anthony C. Hooper, Ranjeev Krishana, Jing-Shyh (Sam) Su, Xiaodong Wang and Qingqing Yi.

(5) Ordinary resolution: to approve and ratify the appointment of Ernst & Young Hua Ming LLP and Ernst & Young as the Company's independent registered public accounting firms for the fiscal year ending December 31, 2021:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,036,025,755	173,498	1,087,658	—

Accordingly, the appointment of Ernst & Young Hua Ming LLP and Ernst & Young as the Company’s independent registered public accounting firms was approved and ratified.

(6) Ordinary resolution: within the parameters of Rule 13.36 of the Rules Governing the Listing of Securities on the Stock Exchange of Hong Kong Limited, to approve the granting of a share issue mandate to the Board of Directors to issue, allot or deal with unissued ordinary shares and/or ADSs not exceeding 20% of the total number of issued ordinary shares of the Company as at the date of passing of such ordinary resolution up to the next annual general meeting of shareholders of the Company (the “General Mandate to Issue Shares”):

Votes For	Votes Against	Abstentions	Broker Non-Votes
990,583,846	45,605,644	1,097,421	—

Accordingly, the General Mandate to Issue Shares was approved.

(7) Ordinary resolution: to authorize the Company and its underwriters, in their sole discretion, to allocate to each of Baker Bros. Advisors LP and Hillhouse Capital Management, Ltd. and parties affiliated with each of them (the "Existing Shareholders"), up to a maximum amount of shares in order to maintain the same shareholding percentage of each of the Existing Shareholders (based on the then-outstanding share capital of the Company) before and after the allocation of the corresponding securities issued pursuant to an offering conducted pursuant to the general mandate set forth above for a period of five years, which period will be subject to an extension on a rolling basis each year (the “Connected Person Placing Authorization I”):

Votes For	Votes Against	Abstentions	Broker Non-Votes
618,184,101	135,863,251	277,815,559	—

Accordingly, the Connected Person Placing Authorization I was approved.

(8) Ordinary resolution: to authorize the Company and its underwriters, in their sole discretion to allocate to each of the Existing Shareholders, up to a maximum amount of shares in order to maintain the same shareholding percentage of each of the Existing Shareholders (based on the then-outstanding share capital of the Company) before and after the proposed issue RMB Shares to be listed on the STAR Market of the Shanghai Stock Exchange and to be traded in RMB pursuant to the general mandate set forth above (the “Connected Person Placing Authorization IA (for the Issue of RMB Shares)”):

Votes For	Votes Against	Abstentions	Broker Non-Votes
618,210,751	135,841,658	277,810,502	—

Accordingly, the Connected Person Placing Authorization IA (for the Issue of RMB Shares) was approved.

(9) Ordinary resolution: to authorize the Company and its underwriters, in their sole discretion, to allocate to Amgen Inc. (“Amgen”) up to a maximum amount of shares in order to maintain the same shareholding percentage of Amgen (based on the then-outstanding share capital of the Company) before and after the allocation of the corresponding securities issued pursuant to an offering conducted pursuant to the general mandate set forth above for a period of five years, which period will be subject to an extension on a rolling basis each year (the “Connected Person Placing Authorization II”):

Votes For	Votes Against	Abstentions	Broker Non-Votes
684,519,278	115,420,094	237,347,539	—

Accordingly, the Connected Person Placing Authorization II was approved.

(10) Ordinary resolution: to authorize the Company and its underwriters, in their sole discretion, to allocate to Amgen, up to a maximum amount of shares in order to maintain the same shareholding percentage of Amgen (based on the then-outstanding share capital of the Company) before and after the proposed issue of shares to be listed on the STAR Market and to be traded in RMB pursuant to the general mandate set forth above (the “the Connected Person Placing Authorization IIA (for the Issue of RMB Shares)”):

Votes For	Votes Against	Abstentions	Broker Non-Votes
684,515,638	115,423,734	237,347,539	—

Accordingly, the Connected Person Placing Authorization IIA was approved.

(11) Ordinary resolution: to approve the grant of an option to acquire shares to Amgen to allow Amgen to subscribe for additional shares under a specific mandate in an amount necessary to enable it to increase (and subsequently maintain) its ownership at approximately 20.6% of the Company’s outstanding share capital, up to an aggregate of 75,000,000 ordinary shares during the option term, pursuant to the terms of the Restated Amendment No. 2 dated September 24, 2020 (the “Restated Second Amendment”) to the Share Purchase Agreement dated October 31, 2019 (the “Share Purchase Agreement”), as amended, by and between the Company and Amgen:

Votes For	Votes Against	Abstentions	Broker Non-Votes
703,516,653	96,421,445	237,348,813	—

Accordingly, the grant of an option to acquire shares to Amgen pursuant to the terms of the Restated Second Amendment was approved.

(12) Ordinary resolution: to approve the grant of restricted share units (“RSUs”) with a grant date fair value of $3,750,000 to Mr. John V. Oyler under the Second Amended and Restated 2016 Share Option and Incentive Plan (as amended, the “2016 Plan”), according to the terms and conditions described in the Proxy Statement;

Votes For	Votes Against	Abstentions	Broker Non-Votes
886,826,882	93,158,154	57,301,875	—

Accordingly, the grant of RSUs to Mr. John V. Oyler under the 2016 Plan was approved.

(13) Ordinary resolution: to approve the grant of RSUs with a grant date fair value of $1,000,000 to Dr. Xiaodong Wang under the 2016 Plan, according to the terms and conditions described in the Proxy Statement:

Votes For	Votes Against	Abstentions	Broker Non-Votes
930,855,170	94,151,159	12,280,582	—

Accordingly, the grant of RSUs to Dr. Xiaodong Wang under the 2016 Plan was approved.

(14) Ordinary resolution: to approve the grant of RSUs with a grant date fair value of $200,000 to each of the non-executive and independent non-executive directors, Mr. Anthony C. Hooper, Mr. Timothy Chen, Mr. Donald W. Glazer, Mr. Michael Goller, Mr. Ranjeev Krishana, Mr. Thomas Malley, Dr. Corazon (Corsee) D. Sanders, Mr. Jing-Shyh (Sam) Su and Mr. Qingqing Yi, under the 2016 Plan, according to the terms and conditions described in the Proxy Statement:

Votes For	Votes Against	Abstentions	Broker Non-Votes
939,294,579	94,153,759	3,838,573	—

Accordingly, the grant of RSUs to each of the non-executive and independent non-executive directors, Mr. Anthony C. Hooper, Mr. Timothy Chen, Mr. Donald W. Glazer, Mr. Michael Goller, Mr. Ranjeev Krishana, Mr. Thomas Malley, Dr. Corazon (Corsee) D. Sanders, Mr. Jing-Shyh (Sam) Su and Mr. Qingqing Yi, under the 2016 Plan, was approved.

(15) Ordinary resolution: to approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement:

Votes For	Votes Against	Abstentions	Broker Non-Votes
924,537,017	111,638,134	1,111,760	—

Accordingly, on a non-binding, advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement, was approved.

(16) Special resolution: to adopt the Sixth Amended and Restated Memorandum and Articles of Association of the Company, conditioned on and subject to the listing of the RMB Shares on the STAR Market.

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,016,850,033	19,335,830	1,101,048	—

Accordingly, the Sixth Amended and Restated Memorandum and Articles of Association were adopted, conditioned on and subject to the listing of the RMB Shares on the STAR Market.

(17) Ordinary resolution: to approve the adjournment of the Annual Meeting by the chairman, if necessary, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting, to approve any of proposed Resolutions 1 through 16.

Votes For	Votes Against	Abstentions	Broker Non-Votes
885,431,684	150,759,366	1,095,861	—

Accordingly, the adjournment of the Annual Meeting by the chairman, if necessary, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting, to approve any of proposed Resolutions 1 through 16, was approved.

Item 8.01. Other Events.

On June 17, 2021, the Company announced that the first patient was dosed in the global Phase 3 AdvanTIG-302 trial of BeiGene’s investigational anti-TIGIT antibody ociperlimab (BGB-A1217) in combination with its anti-PD-1 antibody tislelizumab, for the first-line treatment of patients with locally advanced, unresectable, or metastatic non-small cell lung cancer whose tumors exhibit high PD-L1 expression and do not harbor EGFR-sensitizing mutations or ALK translocations. This marks the initiation of the first Phase 3 clinical trial in the planned global pivotal program for ociperlimab. The full text of this press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Sixth Amended and Restated Memorandum and Articles of Association, effective upon completion of the listing of the RMB Shares on the STAR Market

99.1	Press Release titled "BeiGene Announces First Patient Dosed in Global Phase 3 Trial of Anti-TIGIT Antibody Ociperlimab in Non-Small Cell Lung Cancer", issued by BeiGene, Ltd. on June 17, 2021.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

Exhibit Index

Exhibit No.	Description

3.1	Sixth Amended and Restated Memorandum and Articles of Association, effective upon completion of the listing of the RMB Shares on the STAR Market

99.1	Press Release titled "BeiGene Announces First Patient Dosed in Global Phase 3 Trial of Anti-TIGIT Antibody Ociperlimab in Non-Small Cell Lung Cancer", issued by BeiGene, Ltd. on June 17, 2021.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEIGENE, LTD.

Date: June 17, 2021	By:	/s/ Scott A. Samuels
	Name:	Scott A. Samuels
	Title:	Senior Vice President, General Counsel